Exhibit 10.2

[Certain information contained in this exhibit has been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K, as indicated with the notation “[***]”, because such information is both not material and is the type that the registrant treats as private or confidential.

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Orchestra BioMed Holdings, Inc. agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.]

Execution Version

THIRD AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of April 6, 2026, and is entered into by and among (a) (i) ORCHESTRA BIOMED HOLDINGS, INC., a Delaware corporation (“Company”), (ii) ORCHESTRA BIOMED, INC., a Delaware corporation (“BioMed”), (iii) CALIBER THERAPEUTICS, LLC, a Delaware limited liability company (“Caliber”), (iv) BACKBEAT MEDICAL, LLC, a Delaware limited liability company (“BackBeat”), (v) FREEHOLD SURGICAL, LLC, a Delaware limited liability company (“Freehold”), (vi) MOTUS GI, LLC, a Delaware limited liability company (“Motus US”), and (vii) MOTUS GI MEDICAL TECHNOLOGIES LTD., a company organized under the laws of the State of Israel (“Motus ISR”, and together with Company, Biomed, Caliber, BackBeat, Freehold and Motus US, individually or collectively, as the context may require, “Borrower”), (b) the several banks and other financial institutions or entities from time to time party to the Loan Agreement (as defined below) (individually or collectively, as the context may require, “Lender”) and (c) HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lender (in such capacity, including any successors or assigns, “Agent”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement.

RECITALS

A.Borrower, Agent and Lender have entered into that certain Loan and Security Agreement dated as of November 6, 2024, among Borrower, Agent and Lender, as amended by that certain First Amendment to Loan and Security Agreement dated as of December 30, 2024 and by that certain Second Amendment to Loan and Security Agreement dated as of July 31, 2025 (as has been and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lender has agreed to extend and make available to Borrower certain advances of money.
B.In accordance with Section 11.3 of the Loan Agreement, Borrower has requested that Agent and Lender agree to amend certain provisions of the Loan Agreement.
C.Agent and Lender have agreed to so amend the Loan Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.AMENDMENTS.

1.1Section 1.1 (Definitions). Section 1.1 of the Loan Agreement is amended by inserting the following new terms and their respective definitions to appear alphabetically in Section 1.1 thereof:

““Third Amendment Closing Date” means April 6, 2026.”

““Vivasure Agreement” means the Agreement publicly announced on January 9, 2026 between Haemonetics Corporation and Vivasure Medical Limited.”

1.2Section 1.1 (Definitions). Section 1.1 of the Loan Agreement is hereby amended by amending and restating each of the definitions set forth below in their entirety as follows:

““All Source Cash Proceeds” means unrestricted (including, not subject to any redemption, clawback, escrow or similar encumbrance or restriction) net cash proceeds from one or more (i) bona fide equity financings, (ii) upfront payments, milestone payments or other contractually obligated payments from business development partnerships permitted under this Agreement and (iii) asset sales or dispositions permitted under this Agreement. Notwithstanding the foregoing, “All Source Cash Proceeds” shall exclude: (i) proceeds from any transactions pursuant to the Revenue Interest Purchase Agreement, (ii) proceeds of any Subordinated Indebtedness financing with Medtronic, Inc. and (iii) the first Eleven Million Dollars ($11,000,000) of net cash proceeds received pursuant to the Vivasure Agreement.”

““Amortization Date” means June 1, 2028.”

““Cash Coverage Percentage” means (a) prior to the occurrence of the Clinical Milestone Date, 55%, provided, however, that (i) at any time that Qualified Cash is less than Thirty Five Million Dollars ($35,000,000) but equal to or greater than Twenty Five Million Dollars ($25,000,000), the Cash Coverage Percentage shall be 65% and (ii) at any time that Qualified Cash is less than Twenty Five Million Dollars ($25,000,000), the Cash Coverage Percentage shall be 75%, or (b) upon and after the occurrence of the Clinical Milestone Date, 45%, provided, however, that (i) at any time that Qualified Cash is less than Thirty Five Million Dollars ($35,000,000) but equal to or greater than Twenty Five Million Dollars ($25,000,000), the Cash Coverage Percentage shall be 55% and (ii) at any time that Qualified Cash is less than Twenty Five Million Dollars ($25,000,000), the Cash Coverage Percentage shall be 65%.”

““Testing Effective Date” means January 1, 2027; provided, however, that such date shall be extended for any Testing Extension Period that may occur prior to the Testing Effective Date then in effect. Notwithstanding anything to the contrary herein, in no event shall the “Testing Effective Date” be later than January 1, 2028.”

““Testing Extension Period” means, for each [***] increment of cumulative All Source Cash Proceeds received by Borrower on or after January 1, 2026 (which, for the avoidance of doubt, shall include any amounts that were received after such date and not previously counted towards satisfying a [***] increment) and subject to verification by Agent in its reasonable discretion (including supporting documentation requested by Agent), a period of ninety-one (91) days beginning from the latest of (i) the Testing Effective Date then in effect at the time of such receipt, (ii) the last day of the Testing Extension Period (if any) then in effect at the time of such receipt and (iii) the date on which cumulative All Source Cash Proceeds received by Borrower are sufficient to satisfy such [***] increment. For the avoidance of doubt, each [***] increment shall be deemed satisfied on the date on which the last dollar of All Source Cash Proceeds necessary to complete such increment is received by Borrower. Notwithstanding anything to the contrary herein, in no event shall any “Testing Extension Period” end later than January 1, 2028.”

1.3Section 1.1 (Definitions). Section 1.1 of the Loan Agreement is hereby amended by deleting the following defined terms in their entirety: “First Interest Only Extension Condition”, “Second Interest Only Extension Condition”, “Financing Milestone III”, “Financing Milestone III Date”, “Financing Milestone IV” and Financing Milestone IV Date”.

1.4Section 7.21 (Financial Covenants). Section 7.21(a)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(i)Beginning on the Testing Effective Date and at all times thereafter (except during any Testing Extension Period), Borrower shall maintain Qualified Cash in an amount greater than or equal to (x) the outstanding principal amount of the Term Loan Advances, multiplied by (y) the applicable Cash Coverage Percentage.”

1.5Exhibit E (Compliance Certificate). Exhibit E of the Loan Agreement is hereby deleted and replaced by the Exhibit E appearing as Annex A to this Amendment.

2.BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:
2.1Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true and correct in all material respects except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date, provided that the representation in Section 5.15 of the Loan Agreement shall also include confirmation that Motus ISR is not deemed insolvent under the Israeli Insolvency Law; and (ii) no default or Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Agent or Lender.
2.2Borrower has the corporate or other applicable company power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment. Motus ISR has not been declared nor has it been warned that it may be declared a “breaching company” (“hevrah meferah”) by the Israeli Companies Registrar, as such term is defined in the Israeli Companies Law.
2.3The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate or other applicable company action on the part of Borrower.
2.4This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.
2.5As of the date hereof, Borrower has no defenses against the obligations to pay any amounts under the Secured Obligations. Borrower acknowledges that each of Agent and Lender has, as of the date hereof, acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that each of Agent and Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3.LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Agent and/or Lender may now have or may have in the future under or in connection with the Loan Agreement (as amended hereby) or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.
4.EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent (such date of satisfaction of all such conditions precedent, the “Third Amendment Closing Date”):
4.1Amendment. Borrower, Agent and Lender shall have duly executed and delivered this Amendment to Agent.
4.2Payment of Lender Fees and Expenses. Borrower shall have paid (or shall cause to be paid within one (1) Business Day of the date hereof) to Agent, on behalf of Lender, an amendment fee in the amount of Fifty Thousand Dollars ($50,000).
5.RELEASE. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby to the extent possible under applicable law fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lender and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time prior to the execution of this Amendment, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction existing prior to the execution of this Amendment which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. Borrower waives the provisions of California Civil Code section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT

THE TIME OF EXECUTING THE RELEASE AND THAT IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

6.COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment. This Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.
7.INCORPORATION BY REFERENCE. The provisions of Section 11 of the Loan Agreement shall be deemed incorporated herein by reference, mutatis mutandis.
8.REAFFIRMATION. By executing and delivering a counterpart hereof, (i) Borrower hereby agrees that all Advances incurred by Borrower shall be secured by the Collateral pursuant to the applicable Loan Documents in accordance with the terms and provisions thereof and (ii) Borrower hereby (A) agrees that, notwithstanding the effectiveness of this Amendment, after giving effect to this Amendment, the Loan Documents continue to be in full force and effect, (B) agrees that all of the Liens and security interests created and arising under the Loan Documents remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness under the Loan Agreement to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by this Amendment) and (C) affirms and confirms all of its obligations, liabilities and indebtedness under the Loan Agreement and each other Loan Document, in each case after giving effect to this Amendment, including the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Loan Documents to secure such Secured Obligations, all as provided in the Loan Documents, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Secured Obligations under the Loan Agreement and the other Loan Documents, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by this Amendment).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWERS:

ORCHESTRA BIOMED HOLDINGS, INC.

Signature:	/s/ Andrew Taylor

Print Name:	Andrew Taylor

Title:	CFO

ORCHESTRA BIOMED, INC.

Signature:	/s/ Andrew Taylor

Print Name:	Andrew Taylor

Title:	CFO

CALIBER THERAPEUTICS, LLC

Signature:	/s/ Andrew Taylor

Print Name:	Andrew Taylor

Title:	Chief Financial Officer

BACKBEAT MEDICAL, LLC

Signature:	/s/ Andrew Taylor

Print Name:	Andrew Taylor

Title:	Chief Financial Officer

[Signature Page – Third Amendment to Loan and Security Agreement]

FREEHOLD SURGICAL, LLC

Signature:	/s/ Andrew Taylor

Print Name:	Andrew Taylor

Title:	Chief Financial Officer

MOTUS GI, LLC

Signature:	/s/ Andrew Taylor

Print Name:	Andrew Taylor

Title:	Chief Financial Officer

MOTUS GI MEDICAL TECHNOLOGIES LTD.

Signature:	/s/ Andrew Taylor

Print Name:	Andrew Taylor

Title:	Chief Financial Officer

[Signature Page – Third Amendment to Loan and Security Agreement]

Accepted in San Mateo, California:
AGENT:

HERCULES CAPITAL, INC.

	Signature:	/s/ Jennifer Choe

	Print Name:	Jennifer Choe

	Title:	Deputy General Counsel, Portfolio Transactions

LENDERS:

HERCULES CAPITAL, INC.

	Signature:	/s/ Jennifer Choe

	Print Name:	Jennifer Choe

	Title:	Deputy General Counsel, Portfolio Transactions

HERCULES CAPITAL IV, L.P.

	By:	Hercules Technology SBIC Management, LLC, its General Partner

	By:	Hercules Capital, Inc., its Manager

	Signature:	/s/ Jennifer Choe

	Print Name:	Jennifer Choe

	Title:	Deputy General Counsel, Portfolio Transactions

HERCULES SBIC V, L.P.

	By:	Hercules Technology SBIC Management, LLC, its General Partner

	By:	Hercules Capital, Inc., its Manager

	Signature:	/s/ Jennifer Choe

	Print Name:	Jennifer Choe

	Title:	Deputy General Counsel, Portfolio Transactions

[Signature Page – Third Amendment to Loan and Security Agreement]

Annex A

EXHIBIT E

COMPLIANCE CERTIFICATE